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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): May 15, 2003



                         UNITED STATES EXPLORATION, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                          1-13513                      84-1120323
----------------                 --------------             --------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                            1560 Broadway, Suite 1900
                             Denver, Colorado 80202
        -----------------------------------------------------------------
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code (303) 863-3550
                                                           --------------



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99.1 -- Press release issued by the Registrant on May 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On May 15, 2003, the Registrant issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITED STATES EXPLORATION, INC.


                                            By: /s/ F. Michael Murphy
                                               ---------------------------------
                                               F. Michael Murphy, Vice President
                                               and Chief Financial Officer


Date:  May 15, 2003


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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
99.1              Press release issued by the Registrant on May 15, 2003.


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